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    As filed with the Securities and Exchange Commission on January 10, 2002
                                                   Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

               --------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                DECEMBER 28, 2001

                              SKILLSOFT CORPORATION
               -------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 ---------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)

         000-28823                                     02-0496115
------------------------                   -----------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)

              20 Industrial Park Drive, Nashua, New Hampshire 03062
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (603) 324-3000
                         -------------------------------
                         (Registrant's Telephone Number)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 28, 2001 (the "Effective Time"), SkillSoft Corporation ("SkillSoft") completed its acquisition of Books24x7.com, Inc., a Massachusetts corporation ("Books"), contemplated by that certain Agreement and Plan of Merger dated December 6, 2001 (the "Merger Agreement") by and among SkillSoft, BTF Acquisition Corp., a Massachusetts corporation and a wholly-owned subsidiary of SkillSoft ("BTF"), and Books.

         Pursuant to the Merger Agreement, among other things, BTF merged with and into Books at the Effective Time, whereupon Books became a wholly-owned subsidiary of SkillSoft (the "Merger"). In connection with the Merger, SkillSoft issued an aggregate of 954,535 shares of its Common Stock, $0.001 par value per share (the "Merger Shares") and will pay a total of $5,724,878.42 in cash in exchange for all of the outstanding shares of Books capital stock. A total of 95,454 Merger Shares and $433,536.34 in cash have been placed in escrow in accordance with the terms of a related escrow agreement to secure indemnification obligations of the Books stockholders under the Merger Agreement. SkillSoft has agreed to register with the Securities and Exchange Commission all of the Merger Shares for resale by the Books stockholders within 30 days of the Effective Time.

         SkillSoft paid the cash portion of the consideration for the acquired capital stock from its working capital. SkillSoft expects to treat the Merger as a purchase for accounting purposes.

         The terms of the Merger Agreement, including the amount of consideration paid by SkillSoft, were determined pursuant to arms' length negotiations between SkillSoft and Books. Prior to the closing of the Merger, none of SkillSoft, its affiliates, officers or directors, nor any associate of any such officer or director, had any material relationship with Books or any of the stockholders of Books.

         The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Current Report on Form 8-K.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statement of Businesses Acquired.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for SkillSoft to provide the financial statements required by this
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed by amendment to this Form 8-K no later than March 11, 2002.

         (b)     Pro Forma Financial Information.

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for SkillSoft to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(4) of Form 8-K, such pro forma financial statement will be filed by amendment to this Form 8-K no later than March 11, 2002.

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         (c)      Exhibits

                  2.1 Agreement and Plan of Merger dated December 6, 2001 by and among SkillSoft Corporation, BTF Acquisition Corp. and Books24x7.com, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SKILLSOFT CORPORATION



Date:  January 10, 2002                    By: /s/ Charles E. Moran
                                               ---------------------------------
                                               Charles E. Moran
                                               Chairman of the Board, President
                                               and Chief Executive Officer



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                                  EXHIBIT INDEX

      Exhibit Number        Description
      --------------        -----------

           2.1 Agreement and Plan of Merger dated December 6, 2001 by and among SkillSoft Corporation, BTF Acquisition Corp. and Books24x7.com, Inc.